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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): June 30, 2003


                                  CWABS, INC.
                ------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-105643                 95-4596514
----------------------------      ----------------     ------------------------
(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)


        4500 Park Granada
      Calabasas, California                                        91302
----------------------------                                   -------------
    (Address of Principal                                        (Zip Code)
     Executive Offices)


       Registrant's telephone number, including area code (818) 225-3237
                                                          ---------------

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Item 5.  Other Events.
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         Filing of Certain Materials.
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         In connection with the issuance by CWABS, Inc. Asset-Backed
Certificates, Series 2003-3 (the "Certificates"), CWABS, Inc. is filing herewith the terms and conditions relating to the mortgage insurance policy issued by Triad Guaranty Insurance Corporation with corresponding endorsements relating to the mortgage loans.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                   99.1     TGIC Policy (with Endorsements)






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*        Capitalized terms used and not otherwise defined herein
         shall have the meanings assigned to them in the prospectus dated June 19, 2003 and prospectus supplement dated June 27, 2003, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-3.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By:  /s/ Celia Coulter
                                            --------------------
                                                 Celia Coulter
                                                 Vice President



Dated:  June 30, 2003


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Exhibit Index

Exhibit                                                             Page
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99.1         TGIC Policy (with Endorsements)                         5




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